Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2020
Business Combinations1 [Abstract]
Acquisitions and Divestitures	Acquisitions and Divestitures
Subsequent to December 31, 2020

Sale of non-controlling interest in Brit
On February 10, 2021 the company entered into an agreement pursuant to which OMERS, the pension plan for Ontario’s municipal employees, will acquire an approximate 14% equity interest in Brit for cash consideration of approximately $375. Closing of the transaction is subject to various regulatory approvals and is expected to occur in the second quarter of 2021. After closing, the company will have the ability to repurchase OMERS’ interest in Brit over time.
Sale of RiverStone Barbados to CVC Capital Partners
On December 2, 2020 the company entered into an agreement with CVC Capital Partners (“CVC”) whereby CVC will acquire 100% of RiverStone (Barbados) Ltd. ("RiverStone Barbados"). OMERS, the pension plan for Ontario’s municipal employees, will sell its 40.0% joint venture interest in RiverStone Barbados as part of the transaction. On closing the company expects to receive proceeds of approximately $730 for its 60.0% joint venture interest in RiverStone Barbados and a contingent value instrument for potential future proceeds of up to $235.7. Closing of the transaction is subject to various regulatory approvals and is expected to occur in the first quarter of 2021. Pursuant to the agreement with CVC, prior to closing the company entered into an arrangement with RiverStone Barbados to purchase (unless sold earlier) certain investments owned by RiverStone Barbados at a fixed price of approximately $1.2 billion prior to the end of 2022.
Year ended December 31, 2020

Fairfax Africa transaction with Helios Holdings Limited
On December 8, 2020 Helios Holdings Limited ("Helios") acquired a 45.9% voting and equity interest in Fairfax Africa in exchange for contributing its entitlement to cash flows from certain fee streams. Upon closing Helios was appointed sole investment advisor to Fairfax Africa and its co-founders were appointed as Co-Chief Executive Officers, resulting in Fairfax no longer being able to exercise control over Fairfax Africa. Fairfax Africa was subsequently renamed Helios Fairfax Partners Corporation ("HFP") and continues to be listed on the Toronto Stock Exchange.
Prior to closing, in an intercompany transaction on December 7, 2020 the holding company acquired Fairfax Africa's 42.3% equity interest in Atlas Mara for consideration of $40.0, guaranteed the repayment obligations of Atlas Mara's $40.0 secured borrowing with Fairfax Africa, and provided other guarantees of $19.7. At closing the company deconsolidated Fairfax Africa from the Non-insurance companies reporting segment, recognized its 32.3% equity interest in HFP as an associate and recorded a loss of $61.5 in net gains (losses) on investments in the consolidated statement of earnings, inclusive of foreign currency translation losses of $26.9 that were reclassified from accumulated other comprehensive income (loss). The pre-tax loss of $61.5 reflected a partial reversal of the initial impairment loss of $164.0 recorded in the third quarter of 2020 when Fairfax Africa was classified as held for sale, due to an increase in Fairfax Africa's market traded share price from $2.96 at September 30, 2020 to $3.92 at closing. Subsequent to December 31, 2020 the company entered into a subscription agreement for HFP debentures and warrants as described in note 6.
HFP is an investment holding company whose investment objective is to achieve long term capital appreciation, while preserving capital, by investing in public and private equity securities and debt instruments in Africa and African businesses or other businesses with customers, suppliers or business primarily conducted in, or dependent on, Africa.
Acquisition of Horizon North Logistics
On May 29, 2020 Horizon North Logistics Inc. ("Horizon North") legally acquired 100% of Dexterra by issuing common shares to the company representing a 49.0% equity interest in Horizon North. The company obtained de facto voting control of Horizon North as its largest equity and voting shareholder and accounted for the transaction as a reverse acquisition of Horizon North by Dexterra. The assets, liabilities and results of operations of Horizon North were consolidated in the Non-insurance companies reporting segment. Horizon North, which was subsequently renamed Dexterra Group Inc. ("Dexterra Group"), is a Canadian publicly listed corporation that provides a range of industrial services and modular construction solutions.

Contribution of European Run-off to a joint venture
On March 31, 2020 the company contributed its wholly owned European run-off group ("European Run-off") to RiverStone (Barbados) Ltd. (“RiverStone Barbados”), a newly created joint venture entity, for cash proceeds of $599.5 and a 60.0% equity interest in RiverStone Barbados with a fair value of $605.0. OMERS, the pension plan for municipal employees in the province of Ontario, contemporaneously subscribed for a 40.0% equity interest for cash consideration of $599.5, based on the fair value of European Run-off at December 31, 2019 pursuant to a subscription agreement on December 20, 2019, and entered into a shareholders' agreement with the company to jointly direct the relevant activities of RiverStone Barbados. At closing on March 31, 2020, the company deconsolidated the assets and liabilities of European Run-off from assets held for sale and liabilities associated with assets held for sale on the consolidated balance sheet respectively, which included European Run-off's unrestricted cash and cash equivalents of $377.8, and commenced applying the equity method of accounting to its joint venture interest in RiverStone Barbados. The company recorded a pre-tax gain on deconsolidation of insurance subsidiary of $117.1 in the consolidated statement of earnings, comprised of a gain of $243.4 on the disposal of 40.0% of European Run-off and a gain of $35.6 on remeasurement to fair value at the closing date of the 60.0% of European Run-off retained, partially offset by foreign currency translation losses of $161.9 that were reclassified from accumulated other comprehensive income (loss) to the consolidated statement of earnings. The deconsolidation of European Run-off increased the company's non-controlling interests by $340.4 at March 31, 2020 as RiverStone Barbados holds investments in certain of the company's subsidiaries as described in note 16.
As the agreement to contribute European Run-off to a joint venture was entered into prior to December 31, 2019, the assets and liabilities of European Run-off were presented on the company's consolidated balance sheet at December 31, 2019 in assets held for sale and liabilities associated with assets held for sale as follows:

	December 31, 2019
	European Run-off	Intercompany reinsurance(1)	Consolidation adjustments(1)	As presented on the consolidated balance sheet
Assets held for sale:
Insurance contract receivables	53.1	8.2	—	61.3
Portfolio investments(2)	2,688.7	—	(313.4)	2,375.3
Deferred premium acquisition costs	1.9	(0.2)	—	1.7
Recoverable from reinsurers	642.0	(382.0)	—	260.0
Deferred income taxes	2.2	—	—	2.2
Other assets	351.2	—	(266.1)	85.1
	3,739.1	(374.0)	(579.5)	2,785.6
Liabilities associated with assets held for sale:
Accounts payable and accrued liabilities	77.6	—	(10.5)	67.1
Derivative obligations	2.0	—	—	2.0
Insurance contract payables	49.5	(11.7)	—	37.8
Insurance contract liabilities	2,340.7	(503.9)	—	1,836.8
Borrowings - insurance and reinsurance companies	91.4	—	—	91.4
	2,561.2	(515.6)	(10.5)	2,035.1
(1)    Primarily reflects reinsurance with Wentworth and investments in Fairfax subsidiaries.
(2)    Includes cash and cash equivalents of $283.7. See note 27.

Year ended December 31, 2019

Acquisition of Universalna
On November 5, 2019 the company transferred its investment in ARX Insurance (described below) into Limited Liability Company FFH Ukraine Holdings ("Fairfax Ukraine"), a newly formed subsidiary. On November 6, 2019 Fairfax Ukraine completed the acquisition of Private Joint Stock Company Insurance Company Universalna ("Universalna"), a property and casualty insurance company in Ukraine. Purchase consideration for Universalna was comprised of cash of $4.6 and the transfer of a 30.0% equity interest in Fairfax Ukraine to the European Bank for Reconstruction and Development. The assets, liabilities and results of operations of Fairfax Ukraine were consolidated in the Insurance and Reinsurance - Other reporting segment.

Merger of Grivalia Properties REIC and Eurobank Ergasias S.A.
On May 17, 2019 Grivalia Properties REIC ("Grivalia Properties") merged into Eurobank Ergasias S.A. (“Eurobank”), as a result of which shareholders of Grivalia Properties, including the company, received 15.8 newly issued Eurobank shares in exchange for each share of Grivalia Properties. Accordingly, the company deconsolidated Grivalia Properties from the Non-insurance companies reporting segment, recognized a non-cash gain of $171.3 and reduced non-controlling interests by $466.2. In connection with the merger, Grivalia Properties had paid a pre-merger capital dividend of €0.42 per share on February 5, 2019. The company owned approximately 53% of Grivalia Properties and 18% of Eurobank prior to the merger, and owned 32.4% of Eurobank upon completion of the merger. The company has presented its investment in Eurobank of $1,164.4 at December 31, 2019 as an investment in associate whereas it was previously presented as a common stock at FVTPL as described in note 3. Eurobank is a financial services provider in Greece and is listed on the Athens Stock Exchange.

Privatization of AGT Food and Ingredients Inc.
On April 17, 2019 AGT Food & Ingredients Inc. (“AGT”) completed a management-led privatization for Cdn$18.00 per common share. The buying group, comprised of the company, AGT management and other co-investors, acquired through a newly formed subsidiary of the company ("Purchase Co.") all AGT common shares not already owned by the buying group for cash consideration of $226.5 (Cdn$301.8), resulting in the company acquiring a 69.9% controlling equity interest in AGT upon closing and effectively settling the company’s pre-existing interests in AGT's preferred shares and warrants at fair value.
Contemporaneously with the acquisition of AGT, Purchase Co. acquired the company's preferred shares and the remaining common shares of AGT held by the buying group in exchange for its own common shares which diluted the company’s interest in AGT to 59.6%, with AGT management and other co-investors owning the remainder. Purchase Co. and AGT subsequently amalgamated and the amalgamated entity was renamed AGT. The company holds warrants that, if exercised, would increase its equity interest in AGT to approximately 80%. The preferred shares were subsequently canceled and the warrants are eliminated on consolidation of AGT. The assets, liabilities and results of operations of AGT were consolidated in the Non-insurance companies reporting segment. AGT is a supplier of pulses, staple foods and food ingredients.
Acquisition of AXA operations in Ukraine
On February 14, 2019 the company completed the acquisition of the insurance operations of AXA in Ukraine (subsequently renamed ARX Insurance Company ("ARX Insurance")) for purchase consideration of $17.4. The assets, liabilities and results of operations of ARX Insurance were consolidated in the Insurance and Reinsurance - Other reporting segment.
Additional investment in Consolidated Infrastructure Group
On January 4, 2019 Fairfax Africa acquired an additional 41.2% equity interest in Consolidated Infrastructure Group ("CIG") for $44.9 (628.3 million South African rand) which increased its total equity interest in CIG to 49.1%. Fairfax Africa has de facto control of CIG as its largest shareholder, and as an owner of currently exercisable CIG convertible debentures that would provide majority voting control if converted. CIG is a pan-African engineering infrastructure company listed on the Johannesburg Stock Exchange. The assets, liabilities and results of operations of CIG were consolidated in the Non-insurance companies reporting segment.